UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  May 8, 2014

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 8, 2014, the shareholders of Tenet Healthcare Corporation (“Tenet”) approved the Fifth Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan (the “Plan Amendment”). Under the plan, Tenet may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other share-based awards, as well as any other right, interest or option relating to shares of Tenet or cash granted pursuant to the plan. The Plan Amendment added 4,200,000 shares to the number of shares currently available for grant and adjusted the ratio used for counting awards issued under the plan, other than stock options and stock appreciation rights, from 1.2-to-1 to 1.65-to-1. The Plan Amendment and its terms are incorporated herein by reference to Appendix A to Tenet’s Definitive Proxy Statement, which was filed with the Securities and Exchange Commission on March 28, 2014.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

(a)         The 2014 annual meeting of shareholders of Tenet Healthcare Corporation was held on May 8, 2014.

(b)         The shareholders (1) elected all of the board’s nominees for director, (2) approved an advisory resolution on the compensation paid to the company’s named executive officers, (3) approved the Fifth Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan, and (4) ratified the selection of Deloitte & Touche LLP as the company’s independent registered public accountants for the year ending December 31, 2014.

The final results of voting on each of the matters submitted to a vote are as follows:

1.  Election of directors:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
John Ellis “Jeb” Bush	78,184,409	251,216	2,468,476	6,687,204
Trevor Fetter	78,218,504	201,623	2,483,974	6,687,204
Brenda J. Gaines	74,526,489	3,891,932	2,485,680	6,687,204
Karen M. Garrison	77,884,214	531,651	2,488,236	6,687,204
Edward A. Kangas	73,810,207	4,587,776	2,506,118	6,687,204
J. Robert Kerrey	77,083,507	1,331,287	2,489,307	6,687,204
Richard R. Pettingill	77,177,975	1,237,718	2,488,408	6,687,204
Ronald A. Rittenmeyer	77,468,549	946,387	2,489,165	6,687,204
James A. Unruh	77,859,223	550,105	2,494,773	6,687,204

2.  Approval of an advisory resolution on the compensation paid to the company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
71,375,246	5,909,363	3,619,492	6,687,204

3.  Approval of the Fifth Amended and Restated Tenet Healthcare 2008 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
66,736,157	11,656,447	2,511,497	6,687,204

4.  Ratification of the selection of Deloitte & Touche LLP as the company’s independent registered public accountants for the year ending December 31, 2014:

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
84,575,899	526,523	2,488,883	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel
and Corporate Secretary

Date: May 9, 2014